UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

October 1, 2015
Date of report (Date of earliest event reported)

Condor Hospitality Trust, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland
(State or Other Jurisdiction of Incorporation)

1-34087	52-1889548
(Commission File Number)	(IRS Employer Identification No.)
1800 West Pasewalk Avenue, Suite 200
Norfolk, NE	68701
(Address of Principal Executive Offices)	(Zip Code)

(402) 371-2520
(Registrant’s Telephone Number, Including Area Code)

Supertel Hospitality, Inc.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Agreement.

Hotel Acquisitions

On October 1, 2015, Supertel Limited Partnership (“SLP”), a limited partnership 93% owned by Condor Hospitality Trust, Inc. (the “Company”), completed the acquisition of a hotel, pursuant to an agreement dated July 14, 2105 with PHG  San Antonio, LLC, a Georgia limited liability company (the “San Antonio Agreement”).  On October 2, 2015, SLP completed the acquisition of two hotels, one each pursuant to agreements dated July 14, 2015 with PHG College Park, LLC, a Georgia limited liability company (the “Atlanta Agreement”) and PHG Jax Flagler, LLC, a Georgia limited liability company (the “Jacksonville Agreement”).  The aggregate purchase price for the hotels was $42.5 million which was paid with a combination of cash, debt financing (as discussed below) and SLP limited partnership units.

The hotels are located in: Atlanta, Georgia (142 rooms, Hotel Indigo); Jacksonville, Florida (120 rooms, Courtyard by Marriott); and San Antonio, Texas (116 rooms, SpringHill Suites by Marriott). The closing of the transactions was subject to customary closing conditions including accuracy of representations and warranties and compliance with covenants and obligations under the purchase agreements.

The hotel acquisitions were completed by the following single-purpose bankruptcy remote entities 100% owned by SLP: CDOR Atl Indy, LLC (“CAI”) (Atlanta hotel); CDOR Jax Court, LLC (“CJC”) (Jacksonville hotel); and CDOR San Spring, LLC (“CSS”) (San Antonio hotel).  In connection with the closing of the acquisitions, the hotels were leased to the following single purpose bankruptcy remote entities 100% owned TRS Leasing, Inc, the taxable REIT subsidiary of the Company: TRS Atl Indy, LLC (“TAI”) (Atlanta hotel); TRS Jax Court, LLC (“TJC”) (Jacksonville hotel); and TRS San Spring, LLC (“TSS”) (San Antonio hotel).

The Atlanta Agreement, Jacksonville Agreement, and San Antonio Agreement are qualified in their entirety by the form of such agreements filed with this report as Exhibit 10.1, 10.2, and 10.3, respectively, and are incorporated herein by reference.

Management Agreements

Hotel Management.  On October 1, 2015, the Company through its wholly owned subsidiaries, TRS Leasing, Inc., TSS, TAI and TJC  (each a “TRS Lessee”) entered into three separate hotel management agreements with Peachtree Hospitality Management, LLC (“Peachtree”), an eligible independent operator, to manage the Atlanta hotel,  the Jacksonville hotel and the San Antonio hotel.

Under each of the hotel management agreements Peachtree operates and manages the respective hotel. Peachtree provides all property management, financial accounting, reporting, marketing and other operational services for each hotel, and employees for operating the hotels.  Peachtreee must generally maintain each hotel in good operating condition. Peachtree must operate each hotel in accordance with the national franchise agreements that cover the hotels, which includes using franchisor sales and reservation systems.

The management agreements generally require TRS Lessee to fund budgeted capital expenditures and operating expenses, except those expenses not related to the operation of the hotels.  TRS Lessee is responsible for obtaining and maintaining insurance policies with respect to the hotels.

Management Fee.  Peachtree will receive a monthly management fee with respect to each hotel equal to 3% of the gross hotel income.  Incentive fees may be earned by Peachtree for performance above budgeted expectations for a hotel up to a maximum payout of 2% of gross hotel income in 2016 and 2017 as follows:

•
1% of the gross hotel income if the hotel achieves an investment return of 8.0% to 8.499% for 2016, and an additional 1% of gross hotel income if the hotel achieves an investment return of 8.5% or higher for that year; and

•
1% of the gross hotel income if the hotel achieves an investment return of 8.5% to 8.99% for 2017, and an additional 1% of gross hotel income if the hotel achieves an investment return of 9.0% or higher for that year.

For 2018 and until termination of the applicable management agreement, incentive fees with respect to a hotel may be earned by Peachtree as follows:

•	0.5% of gross hotel income if the portfolio of SLP’s hotels managed by Peachtree or its affiliates (“Portfolio”) achieve budgeted hotel net operating income (“NOI”);

•	25% of any NOI in excess of budgeted NOI for the Portfolio; and

•	if the Portfolio achieves its budgeted NOI, 25% of any gross hotel income for the Portfolio in excess of budgeted hotel gross income for the Portfolio.

NOI is equal to gross hotel income less operating expenses (exclusive of management fees, certain insurance premiums and employee bonuses, and personal and real property taxes).

Term and Termination.  Each of the management agreements expire on September 30, 2018 and will renew for two additional terms of one year unless either party to the agreement gives the other party written notice of termination at least 90 days before the end of a term.

TRS Lessee may terminate a management agreement on 60 days’ notice.  Upon termination by TRS Lessee, except for a termination by TRS Lessee upon a performance failure or an event of default as set forth in the applicable management agreement, the TRS Lessee will pay Peachtree a termination fee of 6 months of management fee if the termination occurs in 2016, 5 months of management fee if the termination occurs 2017 and 3 months of management fee if the termination occurs in 2018 or thereafter.

The management agreements are attached hereto and incorporated herein by this reference.

Debt Financing

GE Loans. The purchase price of the Atlanta and Jacksonville hotels was financed, in part, with the proceeds of mortgage loans provided by GE Capital Franchise Finance Corporation (“GE”).  On October 2, 2015, CAI and TAI obtained a mortgage loan from GE in the principal amount of $5,000,000, pursuant to a loan agreement dated as of October 2, 2015, between CAI, TAI and GE, which is secured by the Atlanta hotel. The loan agreement with respect to the Atlanta hotel also provides for a $2,000,000 earnout option which may be borrowed in the third and fourth years after the loan is outstanding if certain financial tests and other conditions are satisfied. On October 2, 2015, CJC and TJC obtained a mortgage loan from GE in the principal amount of $10,100,000, pursuant to a loan agreement dated as of October 2, 2015, between CJC, TJC and GE, which is secured by the Jacksonville hotel.

The GE loans require monthly principal and interest payments based on a 25-year amortization with the principal balance due and payable on November 1, 2020. The loans bear interest at a variable rate of 90-day Libor plus 3.25%. The loans may be voluntarily prepaid in whole, subject to a 2% prepayment fee in the first year the loans are outstanding and a 1% prepayment fee in the second year the loans are outstanding.  Thereafter, the loans may be voluntarily prepaid without penalty or premium. In addition, up to 10% of the outstanding loan balances may be prepaid at any time without penalty or premium.

The GE loans are cross collateralized and cross defaulted and are non-recourse to the Company, except for certain customary carve-outs which are guaranteed by the Company. The loans are evidenced by documentation generally consistent with loans of similar size and type, including promissory notes, mortgages or deeds of trust and assignments of leases and rents with respect to the Atlanta and Jacksonville hotels and a guaranty of recourse obligations.

The GE loans are secured by first priority liens and security interests on the Atlanta and Jacksonville hotels and the tangible and intangible personal property owned by the borrowers in connection with the operations on the hotel properties, including inventory, equipment, fixtures, accounts and general intangibles. The GE loan agreements contain certain affirmative and negative covenants with which the borrowers must comply, including maintenance of an after dividend consolidated fixed charge coverage ratio (as defined in the loan agreements) of 1.00:1,  maintenance of insurance, single-purpose bankruptcy remote entity requirements, reporting requirements and restrictions on property transfers and the granting of liens. Customary events of default are included in the loan agreements, including payment defaults, breaches of covenants and insolvency/bankruptcy events, the occurrence of which give GE the right to accelerate repayment of the loans.

The GE loan agreements require the maintenance of restricted accounts into which all revenue from the Atlanta and Jacksonville hotels will be deposited during the term of the loans. Amounts on deposit in the restricted accounts will be under the sole control of GE when a cash sweep period is continuing.  Otherwise, such amounts will be available for withdrawal by borrowers when a cash sweep period is not continuing. During the continuance of a cash sweep period, such amounts will be used by GE to pay items such as debt service obligations, operating expenses and reserves.

A cash sweep period occurs under the loan agreements when there is an event of default or when the consolidated debt yield (as defined in the loan agreements) for the Atlanta and Jacksonville hotels at the end of any fiscal quarter is less than 10%. The loan agreements contain provisions for the cure of certain of these events and termination of the cash sweep period, including prepayment of the loans in an amount sufficient increase the consolidated debt yield to an amount equal to or greater than 11%.

The Company and its affiliates maintain other loan facilities with GE and its affiliates, which have been previously disclosed in the Company’s periodic reports filed with the Securities and Exchange Commission

The terms of the material agreements described herein relating to the GE loans are qualified in their entirety by reference to the agreements, copies of which will be filed by the Company with its Quarterly Report on Form 10-Q for the fiscal quarter ending on September 30, 2015.

Latitude Loan. The purchase price of the San Antonio hotel was financed, in part, through the assumption of a mortgage loan payable to LMREC 2015-CRE1, Inc. (“Latitude”).  On October 1, 2015, CSS and TSS assumed the mortgage loan in the principal amount of $11,220,000, pursuant to an assignment and assumption agreement dated as of October 1, 2015, between CSS, TSS, the Company, the original borrowers and guarantors thereto and Latitude, which is secured by the San Antonio hotel.

The Latitude loan requires monthly interest payments and, commencing in May 2016, monthly principal payments of $12,000. The principal balance is due and payable on May 1, 2018. The loan bears interest at a variable rate of 30-day Libor (subject to a floor of 0.1522%) plus 6.25%. The loan may be voluntarily prepaid in whole, subject to satisfaction of customary yield maintenance requirements in effect for a prepayment on or before August 1, 2016, after which the loan may be prepaid without yield maintenance.  The loan is subject to a $280,500 exit fee which is payable upon prepayment or at maturity.  The exit fee reduces to $224,400 if the loan is prepaid prior to April 21, 2017 or $168,300 if the loan is prepaid prior to April 21, 2016

The Latitude loan is non-recourse to the Company, except for certain customary carve-outs which are guaranteed by the Company. The loan is evidenced by documentation generally consistent with loans of similar size and type, including a promissory note, deed of trust and assignment of leases and rents with respect to the San Antonio hotel and a guaranty of recourse obligations.

The Latitude loan is secured by a first priority lien and security interest on the San Antonio hotel and the tangible and intangible personal property owned by the borrowers in connection with the operations on the hotel property, including inventory, equipment, fixtures, accounts and general intangibles. The Latitude loan documents contain certain affirmative and negative covenants with which the borrowers must comply, including maintenance of insurance, single-purpose bankruptcy remote entity requirements, reporting requirements and restrictions on property transfers and the granting of liens. Customary events of default are included in the loan documents, including payment defaults, breaches of covenants and insolvency/bankruptcy events, the occurrence of which give Latitude the right to accelerate repayment of the loan. The loan documents also require that the Company maintain $5,000,000 of net worth and $250,000 of liquidity (in cash, marketable securities or availability on lines of credit).

The Latitude loan documents require the maintenance of a restricted account into which all revenue from the San Antonio hotel will be deposited during the term of the loan. Amounts on deposit in the restricted account will be under the sole control of Latitude when a cash sweep period is continuing.  Otherwise, such amounts will be available for withdrawal by borrowers when a cash sweep period is not continuing. During the continuance of a cash sweep period, such amounts will be used by Latitude to pay items such as operating expenses, tax and insurance reserves, debt service obligations and capital repair reserves.

A cash sweep period occurs under the loan documents when there is an event of default or when the debt service coverage ratio (as defined in the loan documents) for the San Antonio hotel is less than 1.20:1 at any time after May 1, 2016. The loan documents contain provisions for the cure of certain of these events and termination of the cash sweep period, including maintenance of the debt service coverage ratio at 1.20:1 or more for three consecutive months.

The terms of the material agreements described herein relating to the Latitude loan are qualified in their entirety by reference to the agreements, copies of which will be filed by the Company with its Quarterly Report on Form 10-Q for the fiscal quarter ending on September 30, 2015.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information provided in Item 1.01 is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 is incorporated herein by reference.

Item 3.02  Unregistered Sales of Equity Securities.

Item 1.01 is incorporated herein by reference.

Pursuant to agreements dated July 14, 2015, in connection with the purchase of the three hotels, as partial consideration for the purchase price of the hotels, SLP issued, to each of the sellers, limited partnership units with a value of $150,000.  On October 1, 2015, 727,273 limited partnership units were issued to PHG San Antonio, LLC.  On October 2, 2015, 785,803 limited partnership units were issued to PHG College Park, LLC and 785,803 limited partnership units were issued to PHG Jax Flagler, LLC.

The SLP limited partnership units were issued to the sellers of the hotels in a transaction exempt from registration under the Securities Act of 1933, as amended, in reliance on Section 4(a)(2) thereof, as such issuance of securities will not be made in a public offering.

Item 9.01  Financial Statements and Exhibits.

(a)         Financial Statements of Business Acquired.

Financial statements for the hotels acquired from PHG College Park, LLC and PHG Jax Flagler, LLC and PHG San Antonio, LLC will be filed on a Form 8-K/A no later than December 18, 2015, and for the hotel acquired from PHG San Antonio on a Form 8-K/A no later than December 17, 2015.

(b)         Pro Forma Financial Information.

Pro forma financial information on the hotels acquired from PHG College Park, LLC, PHG Jax Flagler, LLC and PHG San Antonio, LLC will be filed on a Form 8-K/A no later than December 18, 2015, and for the hotel acquired from PHG San Antonio on a  Form 8-K/A no later than December 17, 2015.

(d)         Exhibits.

10.1	Purchase and Sale Agreement dated as of July 14, 2015 between SLP and PHG College Park, LLC incorporated by reference to Exhibit 10.1 filed with the Company’s Form 8-K dated July 14, 2015 (001-34087).
10.2	Purchase and Sale Agreement dated as of July 14, 2015 between SLP and PHG Jax Flagler, LLC incorporated by reference to Exhibit 10.2 filed with the Company’s Form 8-K dated July 14, 2015 (001-34087).
10.3	Purchase and Sale Agreement dated as of July 14, 2015 between SLP and PHG San Antonio, LLC incorporated by reference to Exhibit 10.2 filed with the Company’s Form 8-K dated July 14, 2015 (001-34087).
10.4	Hotel Management Agreement between TRS San Spring, LLC and Peachtree Hospitality management, LLC dated October 1, 2015.
10.5	Hotel Management Agreement between TRS ATL Indy, LLC and Peachtree Hospitality management, LLC dated October 1, 2015.
10.6	Hotel Management Agreement between TRS JAX Court, LLC and Peachtree Hospitality management, LLC dated October 1, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Condor Hospitality Trust, Inc.

Date: October 7, 2015	By: _/s/ Corrine L. Scarpello_________________
Name: Corrine L. Scarpello
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
10.1	Purchase and Sale Agreement dated as of July 14, 2015 between SLP and PHG College Park, LLC incorporated by reference to Exhibit 10.1 filed with the Company’s Form 8-K dated July 14, 2015 (001-34087).
10.2	Purchase and Sale Agreement dated as of July 14, 2015 between SLP and PHG Jax Flagler, LLC incorporated by reference to Exhibit 10.2 filed with the Company’s Form 8-K dated July 14, 2015 (001-34087).
10.3	Purchase and Sale Agreement dated as of July 14, 2015 between SLP and PHG San Antonio, LLC incorporated by reference to Exhibit 10.2 filed with the Company’s Form 8-K dated July 14, 2015 (001-34087).
10.4	Hotel Management Agreement between TRS San Spring, LLC and Peachtree Hospitality management, LLC dated October 1, 2015.
10.5	Hotel Management Agreement between TRS ATL Indy, LLC and Peachtree Hospitality management, LLC dated October 1, 2015.
10.6	Hotel Management Agreement between TRS JAX Court, LLC and Peachtree Hospitality management, LLC dated October 1, 2015.